UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/17/2005

SCOTIA PACIFIC COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-63825

DELAWARE	68-0414690
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. BOX 712
125 MAIN STREET, 2ND FLOOR
SCOTIA, CALIFORNIA 95565
(Address of Principal Executive Offices, Including Zip Code)

(707) 764-2330
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

Attached hereto as Exhibit 99.1 is a press release issued on January 17, 2005 by the Registrant's parent, The Pacific Lumber Company, regarding employee layoffs due to a shortage of logs.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of The Pacific Lumber Company dated January 17, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

SCOTIA PACIFIC COMPANY LLC

Date: January 19, 2005.	By:	/s/ Bernard L. Birkel
Bernard L. Birkel
Secretary and Senior Assistant General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release